Ohio National Fund, Inc.

Supplement dated October 17, 2018

to the Prospectus dated May 1, 2018

The following supplements and amends the prospectus dated May 1, 2018, as previously supplemented:

ON Foreign Portfolio

Under the section “Management,” information regarding James Harper is deleted and the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Templeton Global Advisors Limited serves as the investment sub-adviser for the Portfolio. Templeton has been a sub-adviser for the Portfolio since May 1, 2017. Tucker Scott, CFA has been a lead Portfolio Manager of the Portfolio since May 1, 2017. Norman J. Boersma, CFA and Heather Arnold, CFA have been back-up Portfolio Managers of the Portfolio since May 2017.

Fund Management

Under the section “Management of Portfolios,” information regarding James Harper is deleted.